MASTERS’ SELECT FUNDS TRUST

Supplement dated August 24, 2010
to Prospectus of the Masters’ Select Funds dated April 30, 2010, as amended on June 28, 2010

Notice to Existing and Prospective Shareholders of Masters’ Select Value, Focused Opportunities Funds:

Mr. Phillipe Brugere-Trelat has been named a co-portfolio manager along with Peter Langerman for the portion of the Masters’ Select Value and Focused Opportunities Funds that are sub-advised by Franklin Mutual Advisers, LLC.

Philippe Brugere-Trelat is executive vice president of Mutual Series. He is portfolio manager of Mutual European Fund, co-portfolio manager Mutual International Fund and co-portfolio manager of the Mutual Global Discovery products, which include: Mutual Global Discovery Fund, FTVIP Franklin Mutual Global Discovery Securities Fund, the Luxemburg-registered FTIF Franklin Mutual Global Discovery Fund and the Canadian Mutual Discovery Fund. He also manages the Luxemburg-registered FTIF Franklin Mutual European Fund.  Mr. Brugere-Trelat brings over 25 years of experience in the European equity markets. He is intimately familiar with Mutual Series' approach to investing, having begun his career with the team in 1984 under Max Heine and Michael Price. He spent over 10 years (1984-1994) following European investments for the funds.  Prior to rejoining Mutual Series in 2004, Mr. Brugere-Trelat was president and portfolio manager of Eurovest, a French registered fund exclusively invested in European equity markets (1996-2004). Before that, he was a principal of Omega Advisors Inc., a large New York based hedge fund, where he was responsible for European equity markets (1994-1996).

Please keep this Supplement with your Prospectus.